UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       November 9, 2005 (November 4, 2005)


                                 AMPLIDYNE, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         0-21931                      22-3440510
   --------                         -------                      ----------
(State or Other             (Commission File No.)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               59 LaGrange Street
                            Raritan, New Jersey 08869
                            -------------------------
                     (Address of Principal Executive Office)

                                 (908) 253-6870
                                 --------------
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                 Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On November 4, 2005, the Registrant amended its Certificate of Incorporation to (a) change its name to Wi-Tron, Inc., (b) increase the authorized shares of common stock, $.0001 par value, from 25,000,000 shares to 100,000,000 shares of common stock, and (c) increase the authorized shares of preferred stock, $.0001 par value, from 1,000,000 to 5,000,000 shares of preferred stock.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

      3.1   Certificate of Amendment to Certificate of Incorporation.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          AMPLIDYNE, INC.

Date: November 4, 2005                    By: /s/ John Chase Lee
                                              ---------------------------
                                                  John Chase Lee, President